SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 26, 2001
                                                         ----------------

                              DIRECTPLACEMENT, INC.
              ----------------------------------------------------
              Exact name of registrant as specified in its charter)


    Delaware                         0-25449                     87-0401453
--------------------------------------------------------------------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
  Formation)


            3655 Nobel Drive, Suite 540, San Diego, California 92122
            ----------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)

        Registrant's telephone number, including area code (858) 623-1600
                                                           --------------

          (Former name or former address, if changes since last report)

Item 7.    Financial Statements and Exhibits

           (a)  Financial Statements of PCH Securities, Inc.

           (b)  Pro Forma Financial Information.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                   DIRECTPLACEMENT, INC.



                                   By: /s/ Brian M. Overstreet
                                       ----------------------------------------
                                   Name:  Brian M. Overstreet
                                   Title: President and Chief Executive Officer


Dated:  January 7, 2002

                              PCH SECURITIES, INC.

                              FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                              PCH SECURITIES, INC.

                              FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                TABLE OF CONTENTS
                                -----------------

Independent Auditors' Report.................................................

FINANCIAL STATEMENTS:

Statement of Financial Condition.............................................1

Statement of Operations......................................................2

Statement of Changes in Stockholder's Equity.................................3

Statement of Cash Flows......................................................4

Notes to Financial Statements................................................5-7

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


PCH Securities, Inc.
Escondido, CA

We have audited the accompanying statement of financial condition of PCH Securities, Inc. (an S Corporation) as of December 31, 2000 and the related statements of operations, changes in stockholder's deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PCH Securities, Inc. as of December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles of the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 9 to the financial statements, the company has suffered recurring losses from operations and has an accumulated deficit and net capital deficiency that raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                   /s/ Heyman & Associates, Inc.

San Diego, California
January 2, 2002

                              PCH SECURITIES, INC.

                        STATEMENT OF FINANCIAL CONDITION
                             As of December 31, 2000

                                -----------------


                                     ASSETS

Cash                                                                $       107
Due from clearing firm                                                   95,000
Furniture and equipment - net                                            16,551
Other assets                                                              1,501
                                                                    -----------

TOTAL ASSETS                                                        $   113,159
                                                                    ===========


                      LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES

Accounts payable                                                    $   388,503
Accrued expenses                                                         67,863
Capital lease payable                                                     4,766
Note payable                                                             10,727
Shareholder loan payable                                                 41,398
Subordinated loan payable                                                74,000
                                                                    -----------

Total liabilities                                                       587,257
                                                                    -----------

Commitments (see notes)

STOCKHOLDER'S EQUITY

Common stock                                                              1,000
Additional paid-in capital                                              533,249
Accumulated deficit                                                  (1,008,347)
                                                                    -----------

Total stockholder's equity                                             (474,098)
                                                                    -----------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                          $   113,159
                                                                    ===========


                 See accompanying notes to financial statements.

                              PCH SECURITIES, INC.

                             STATEMENT OF OPERATIONS
                      For The Year Ended December 31, 2000

                                -----------------


REVENUES:

Commissions and other income                                          $ 168,653
Interest                                                                  3,952
                                                                      ---------

Total revenues                                                          172,605
                                                                      ---------

EXPENSES:

Employee compensation and benefits                                       36,390
Clearing and execution                                                  485,394
Communications and occupancy                                             35,359
Other operating expenses                                                 97,740
Interest expense                                                         11,947
                                                                      ---------

Total expenses                                                          666,830
                                                                      ---------

Net loss                                                              $(494,225)
                                                                      =========


                 See accompanying notes to financial statements.

                              PCH SECURITIES, INC.

                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                      For The Year Ended December 31, 2000

                                -----------------


                                            Additional                     Total
                                 Common       Paid-in     Accumulated   Stockholder's
                                 Stock        Capital       Deficit        Equity
                              -----------   -----------   -----------    -----------

Balances, January 1, 2000     $     1,000   $   520,049   $  (514,122)   $     6,927
Capital contributions                  --        13,200            --         13,200
Net loss for the year                  --            --      (494,225)      (494,225)
                              -----------   -----------   -----------    -----------
Balances, December 31, 2000   $     1,000   $   533,249   $(1,008,347)   $  (474,098)
                              ===========   ===========   ===========    ===========


                 See accompanying notes to financial statements.

                              PCH SECURITIES, INC.

                             STATEMENT OF CASH FLOWS
                      For The Year Ended December 31, 2000

                                -----------------


Increase (decrease) in cash
Cash flows from operating activities
   Net loss                                                           $(494,225)
                                                                      ---------
   Adjustments to reconcile net loss to net cash
   used in operating activities:
      Depreciation and amortization                                       8,797
      Due to clearing firm                                               20,445
      Accounts payable                                                  388,503
      Other current liabilities                                          52,124
      Accrued expenses                                                   13,199
                                                                      ---------

   Total adjustments                                                    483,068
                                                                      ---------

   Net cash used in operating activities                                (11,157)
                                                                      ---------

Cash flows from investing activities
   Increase in other assets                                                 800
                                                                      ---------

   Net cash used in investing activities                                    800
                                                                      ---------

Cash flows from financing activities
   Capital contributions                                                 13,200
   Payment of capital lease                                              (4,766)
                                                                      ---------

   Net cash provided by financing activities                              8,434
                                                                      ---------

   Net decrease in cash                                                  (1,923)
   Cash at beginning of year                                              2,030
                                                                      ---------

   Cash at end of year                                                $     107
                                                                      =========

Supplemental disclosures of cash flow information:

Interest paid                                                         $  11,947
                                                                      =========

Income taxes paid                                                     $     800
                                                                      =========


                 See accompanying notes to financial statements.

                              PCH SECURITIES, INC.

                          NOTES TO FINANCIAL STATMENTS
                                December 31, 2000


NOTE 1 - Description of Business

PCH Securities, Inc. (the "Company") was a registered securities broker dealer located in Escondido, California. The Company was a member of the National Association of Securities Dealers, Inc. ("NASD") until October 16, 2000. Operations consist primarily of the execution of securities trades for customers on an agency or riskless principal basis. The Company clears all customer transactions on a fully disclosed basis through an independent clearing firm.

NOTE 2 - Significant Accounting Policies

The Company records securities transactions and related revenue and expenses on a trade-date basis.

Depreciation of fixed assets is provided on a straight-line basis over the estimated useful life of the respective assets.

For purposes of the Statement of Cash Flows, the Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principals. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported revenues and expenses. Actual results could vary from the estimates that were used.

NOTE 3 - Furniture and Equipment

                                                                     Estimated
                                                                    Useful Life
                                                                    -----------

Furniture and equipment                             $   82,135      5 to 7 years
Less: Accumulated depreciation and amortization        (65,584)
                                                    ----------
                                                    $   16,551
                                                    ==========

Depreciation expense was $8,797 for the year ended December 31, 2000.

                              PCH SECURITIES, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000


NOTE 4 - Subordinated Loan Payable

This loan from the Company's shareholder is non-interest bearing. The loan is subordinate to the claims of the Company's general creditors. The loan maturity was extended to February 28, 2002.

NOTE 5 - Income Taxes

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal income taxes on its taxable income. Instead, the shareholder reports the Company's taxable income on his own return and is liable for any tax due thereon. Net operating loss carryovers or carrybacks are not allowable as a deduction to the Company. Instead, the shareholder includes the Company's net operating loss in his individual income tax return. The Company is subject to California corporation tax on its taxable income.

NOTE 6 - Concentration of Credit Risk

The Company maintains uninsured funds at its clearing firm for working capital purposes. The Company may be subject to credit risk should the clearing firm experience net capital deficiencies or other financial difficulties.

NOTE 7 - Commitments

Capital Lease
-------------

The Company has entered into a thirty-four month lease for office equipment which meets the criteria for capitalization. Minimum future lease payments under the capital lease as of December 31, 2000 are as follows:

       Year ended December 31,
       -----------------------

                2001                                5,467
                                                ---------
                                                    5,467
Less: Amount representing interest                   (701)
                                                ---------
Present value of minimum lease payments         $   4,766
                                                =========

                              PCH SECURITIES, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000


NOTE 7 - Commitments (continued)
--------------------------------

Operating Leases
----------------

The Company has other operating leases for the use of equipment and an automobile. Following is a summary of future minimum lease payments:

         Year ended December 31,
         -----------------------

                  2001                       18,330
                  2002                        5,129
                                          ---------

                  Total                   $  23,459
                                          =========


NOTE 8 - Note Payable

This note payable is a non-interest bearing demand note that is also guaranteed by the shareholder individually.


NOTE 9 - Going Concern

As a result of an error, the Company has fallen below the net capital requirement and has ceased trading activities as of March 8, 2000. The company has withdrawn from registration as a broker dealer of the Securities and Exchange Commission as of October 16, 2000.

                              PCH SECURITIES, INC.

                              FINANCIAL STATEMENTS
                           AND SUPPLEMENTARY SCHEDULES

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                              PCH SECURITIES, INC.

                FINANCIAL STATEMENTS AND SUPPLEMENTARY SCHEDULES
                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                TABLE OF CONTENTS
                                -----------------

Independent Auditors' Report...............................................3

FINANCIAL STATEMENTS:

Statement of Financial Position............................................4

Statement of Operations....................................................5

Statement of Changes in Stockholder's Equity...............................6

Statement of Cash Flows....................................................7

Notes to Financial Statements..............................................8-10

SUPPLEMENTARY SCHEDULES:

Information relating to the possession or control requirements under
Rule 15c3-3................................................................11

Computation of net capital pursuant to Rule 15c3-1.........................12

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------

PCH Securities, Inc.
Escondido, CA

We have audited the accompanying statement of financial condition of PCH Securities, Inc. (an S Corporation) as of December 31, 1999 and the related statements of operations, changes in stockholder's deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PCH Securities, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information contained in the supplementary schedules listed in the accompanying index is presented for purposes of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by Rule17a-5 of the Securities and Exchange Commission. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                          /s/ Schneider Ehrlich & Associates LLP


Jericho, New York
January 28, 2000

                              PCH SECURITIES, INC.

                        STATEMENT OF FINANCIAL CONDITION
                             As of December 31, 1999

                                 ---------------


                                     ASSETS

Cash                                                                  $   2,030
Due from clearing firm                                                  115,445
Furniture and equipment - net                                            25,348
Other assets                                                              2,301
                                                                      ---------

TOTAL ASSETS                                                          $ 145,124
                                                                      =========


                      LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES

Accrued expenses                                                      $  54,665
Capital lease payable                                                     9,532
Subordinated loan payable                                                74,000
                                                                      ---------

Total liabilities                                                       138,197
                                                                      ---------

Commitments (see notes)

STOCKHOLDER'S EQUITY

Common stock                                                              1,000
Additional paid-in capital                                              520,049
Accumulated deficit                                                    (514,122)
                                                                      ---------

Total stockholder's equity                                                6,927
                                                                      ---------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                            $ 145,124
                                                                      =========


                 See accompanying notes to financial statements.

                              PCH SECURITIES, INC.

                             STATEMENT OF OPERATIONS
                      For The Year Ended December 31, 1999

                                 ---------------


REVENUES:

Commissions                                                         $ 1,056,394
Interest and other income                                                 1,208
                                                                    -----------

Total revenues                                                        1,057,602
                                                                    -----------

EXPENSES:

Employee compensation and benefits                                      232,543
Clearing and execution                                                  248,948
Communications and occupancy                                            230,598
Other operating expenses                                                430,912
Interest expense                                                          5,622
                                                                    -----------

Total expenses                                                        1,148,623
                                                                    -----------

Net loss                                                            $   (91,021)
                                                                    ===========


                 See accompanying notes to financial statements.

                              PCH SECURITIES, INC.

                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                      For The Year Ended December 31, 1999

                                 ---------------


                                               Additional                     Total
                                   Common        Paid-in     Accumulated  Stockholder's
                                    Stock        Capital       Deficit       Equity
                                 -----------   -----------   -----------   -----------

Balances, January 1, 1999        $     1,000   $   379,849   $  (423,101)  $   (42,252)
Capital contributions                     --       140,200            --       140,200
Net loss for the year                     --            --       (91,021)      (91,021)
                                 -----------   -----------   -----------   -----------
Balances, December 31, 1999      $     1,000   $   520,049   $  (514,122)  $     6,927
                                 ===========   ===========   ===========   ===========


                 See accompanying notes to financial statements.

                              PCH SECURITIES, INC.

                             STATEMENT OF CASH FLOWS
                      For The Year Ended December 31, 1999

                                 ---------------


Increase (decrease) in cash
Cash flows from operating activities
   Net loss                                                           $ (91,021)
                                                                      ---------
   Adjustments to reconcile net loss to net cash
   used in operating activities:
      Depreciation and amortization                                       9,056
      Due to clearing firm                                              (55,076)
      Accrued expenses                                                    3,247
                                                                      ---------

   Total adjustments                                                    (42,773)
                                                                      ---------

   Net cash used in operating activities                               (133,794)
                                                                      ---------

Cash flows from investing activities
   Purchase of furniture and equipment                                   (9,906)
   Increase in other assets                                               2,523
                                                                      ---------

   Net cash used in investing activities                                 (7,383)
                                                                      ---------

Cash flows from financing activities
   Capital contributions                                                140,200
   Payment of capital lease                                              (3,274)
                                                                      ---------

   Net cash provided by financing activities                            136,926)
                                                                      ---------

   Net decrease in cash                                                  (4,251)
   Cash at beginning of year                                              6,281
                                                                      ---------

   Cash at end of year                                                $   2,030
                                                                      =========

Supplemental disclosures of cash flow information:

Interest paid                                                         $   5,622
                                                                      =========

Income taxes paid                                                     $     864
                                                                      =========

Supplemental disclosure of non-cash transactions:

Equipment acquired through capital lease                              $  12,806
                                                                      =========


                 See accompanying notes to financial statements.

                              PCH SECURITIES, INC.

                          NOTES TO FINANCIAL STATMENTS
                                December 31, 1999


NOTE 1 - Description of Business

PCH Securities, Inc. (the "Company") is a registered securities broker dealer located in Escondido, California. The Company is a member of the National Association of Securities Dealers, Inc. ("NASD"). Operations consist primarily of the execution of securities trades for customers on an agency or riskless principal basis. The Company clears all customer transactions on a fully disclosed basis through an independent clearing firm.

NOTE 2 - Significant Accounting Policies

The Company records securities transactions and related revenue and expenses on a trade-date basis.

Depreciation of fixed assets is provided on a straight-line basis over the estimated useful life of the respective assets.

For purposes of the Statement of Cash Flows, the Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principals. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported revenues and expenses. Actual results could vary from the estimates that were used.

NOTE 3 - Furniture and Equipment

                                                                     Estimated
                                                                    Useful Life
                                                                    -----------

Furniture and equipment                             $   82,930      5 to 7 years
Less: Accumulated depreciation and amortization        (57,582)
                                                    ----------
                                                    $   25,348
                                                    ==========

Depreciation expense was $9,056 for the year ended December 31, 1999.

                              PCH SECURITIES, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999


NOTE 4 - Subordinated Loan Payable

This loan from the Company's shareholder is non-interest bearing. The loan is subordinate to the claims of the Company's general creditors and may be repaid at maturity only in the event that the Company is in compliance with the net capital requirements of Rule 15c3-1. The loan maturity was extended to February 28, 2002 with NASD approval.

NOTE 5 - Income Taxes

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal income taxes on its taxable income. Instead, the shareholder reports the Company's taxable income on his own return and is liable for any tax due thereon. Net operating loss carryovers or carrybacks are not allowable as a deduction to the Company. Instead, the shareholder includes the Company's net operating loss in his individual income tax return. The Company is subject to California corporation tax on its taxable income.

NOTE 6 - Concentration of Credit Risk

The Company executes, as principal and agent, securities transactions on behalf of its customers. If either the customer or a counter-party fails to perform, the Company may be required to discharge the obligations of the non-performing party. In such circumstances, the Company may sustain a loss if the market value of the security is different from the contract value of the transaction.

The Company maintains uninsured funds at its clearing firm for working capital purposes. The Company may be subject to credit risk should the clearing firm experience net capital deficiencies or other financial difficulties.

                              PCH SECURITIES, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999


NOTE 7 - Commitments

Capital Lease
-------------

The Company has entered into a thirty-four month lease for office equipment which meets the criteria for capitalization. Minimum future lease payments under the capital lease as of December 31, 1999 are as follows:

         Year ended December 31,
         -----------------------

                  2000                       $    5,467
                  2001                            5,467
                                             ----------
                                                 10,934
Less:  Amount representing interest              (1,402)
                                             ----------
Present value of minimum lease payments      $    9,532
                                             ==========

Operating Leases
----------------

The Company has a lease for office space and other operating leases for the use of equipment. Following is a summary of future minimum lease payments:

         Year ended December 31,
         -----------------------

                  2000                       $   59,905
                  2001                           35,995
                  2002                           23,543
                  2003                           12,921
                                             ----------

                  Total                      $  132,364
                                             ==========

Rent expense under these leases was $58,109 for the year.

NOTE 8 - Net Capital Requirements

The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule (Rule 15c3-1), which requires the maintenance of minimum net capital and requires the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Net capital and the related net capital ratio may fluctuate on a daily basis. At December 31, 1999, the Company had net capital and net capital requirements of $48,155 and $5,000, respectively. The Company's ratio of aggregate indebtedness to net capital was 1.34 to 1.

                             SUPPLEMENTARY SCHEDULES
                             -----------------------


                              PCH SECURITIES, INC.

                INFORMATION RELATING TO THE POSSESSION OR CONTROL
                         REQUIREMENTS UNDER RULE 15c3-3
                                December 31, 1999


                                 ---------------


The Company claims exemption from the requirements of Rule 15c3-3, under section
(k) (2) (ii) because as an introducing broker-dealer it clears all transactions with and for customers on a fully disclosed basis with its clearing broker-dealer, and promptly transmits all customer funds and securities to the clearing broker-dealer which carries all of the accounts of such customers and maintains and preserves such books and records thereto.

                              PCH SECURITIES, INC.

               COMPUTATION OF NET CAPITAL PURSUANT TO RULE 15c3-1
                                December 31, 1999

                                 ---------------


                           COMPUTATION OF NET CAPITAL

Stockholder's equity                                                  $    6,927
Subordinated loan                                                         74,000
                                                                      ----------

                                                                          80,927
Non-allowable assets:
   Furniture and equipment - net                                          25,348
   Other assets                                                            2,301
                                                                      ----------

Total non-allowable assets                                                27,649
                                                                      ----------

Net capital before haircuts on security positions                         53,278

Haircuts on securities:
   U.S. Treasury bond                                                      4,946
   Mutual fund balances                                                      177
                                                                      ----------

Total haircuts                                                             5,123
                                                                      ----------

Net Capital                                                               48,155

Minimum capital requirement - the greater of $5,000
   or 6-2/3% of aggregate indebtedness of $64,197                          5,000
                                                                      ----------

   Excess net capital                                                 $   43,155
                                                                      ==========

   Ratio of aggregate indebtedness to net capital                      1.34 to 1

Scheduled of aggregate indebtedness:
   Accrued expenses                                                   $   54,665
   Capital lease payable                                                   9,532
                                                                      ----------

Total aggregate indebtedness                                          $   64,197
                                                                      ==========

                              PCH SECURITIES, INC.

               COMPUTATION OF NET CAPITAL PURSUANT TO RULE 15c3-1
                                December 31, 1999


Reconciliation with the Company's computation (included in Part II of Form X-17A-5 as of December 31, 1999):

   Net capital, as reported in the Company's Part II
      (unaudited) FOCUS report                                       $   76,568

Audit adjustments:
   Accrued expenses                                                     (21,646)
   Other adjustments                                                     (6,767)
                                                                     ----------

Net capital per above                                                $   48,155
                                                                     ==========

                              DIRECTPLACEMENT, INC.
                    CONDENSED PRO FORMA FINANCIAL INFORMATION

DirectPlacement Inc. was incorporated in 1999 and became a publicly reporting company in May 2001. On October 26, 2001, pursuant to an asset purchase agreement, the Company acquired certain assets of PCH Securities, Inc. ("PCH") owned, used or held, including among other things, the equipment and customer list of PCH. As payment for the assets, the Company issued 417,866 shares of the Company stock with an aggregate fair market value of $1,000,000.

Prior to the closing date, PCH was a financial services firm specializing in agency execution trading for a select group of institutional investors. In connection with the acquisition, the principal of PCH, Mr. F. Timothy Hurley entered into a three-year employment agreement which includes salary and performance based compensation including stock options. The options vest upon achieving specified revenue targets as previously disclosed.

The condensed pro forma consolidated balance sheet at September 30, 2001 reflects the historical balance sheet of the Company as filed in the Company's quarterly report on Form 10-Q assuming the PCH asset acquisition occurred as of September 30, 2001 and the purchase price was allocated among the assets acquired on a fair value basis.

The condensed pro forma consolidated statements of operations for the year ended December 31, 2000 and the nine months ended September 30, 2001 reflect the historical operations of the Company as filed with the Securities and Exchange Commission adjusted for the effect of the PCH asset acquisition as of the beginning of the periods presented.

The pro forma financial information should be read in conjunction with the Company's annual and quarterly reports filed by the Company with the Securities and Exchange Commission and is presented for informational purposes. The pro forma financial information is not necessarily indicative of the financial position or results of operations of the Company that would have occurred had the PCH asset acquisition been completed on the dates indicated nor does it purport to be indicative of future results.

                              DIRECTPLACEMENT, INC.
           CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)


                                                            September 30, 2001
                                                 -----------------------------------------
                                                                 PCH Asset
                                                 Historical     Acquisition     Pro Forma
                                                 -----------    -----------    -----------
                  ASSETS                                            (A)

Current Assets:
   Cash                                          $   288,669                   $   288,669
   Other Current Assets                               96,765                        96,765
                                                 -----------                   -----------
     Total Current Assets                            385,434                       385,434

Fixed Assets, at cost:
     Fixed Assets, net                               137,888         15,517        153,405

Other Assets:
   Identifiable Intangible Assets                                   747,825        747,825
   Goodwill                                                         235,157        235,157
   Website Development, net of accumulated
   amortization of $276,542 and $145,786,
   respectively                                      740,577                       740,577
   Deferred Financing Cost, net                           --                            --
   Other                                              48,302          1,501         49,803
                                                 -----------    -----------    -----------

Total Assets                                     $ 1,312,201    $ 1,000,000    $ 2,312,201
                                                 ===========    ===========    ===========

      LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities:
   Accounts Payable and Accrued Liabilities           79,143                        79,143
   Deferred Revenues                                 136,987                       136,987
                                                 -----------                   -----------
     Total Current Liabilities                       216,130                       216,130

Long-Term Liabilities
   Convertible Notes Payable                              --                            --
   Note Payable - Related Party                       50,000                        50,000

Stockholders' Equity (Deficit)
   Common Stock, $.001 par value,
   200,000,000 authorized, 11,839,990 issued
   and outstanding on a historical basis, and
   12,257,856 shares outstanding on a pro
   forma basis                                        11,840            418         12,258

   Additional Paid-in Capital                      3,493,461        999,582      4,493,043
   Accumulated Deficit                            (2,459,230)                   (2,459,230)
                                                 -----------    -----------    -----------
     Total Stockholders' Equity                    1,046,071      1,000,000      2,046,071

Total Liabilities & Stockholder's Equity         $ 1,312,201    $ 1,000,000    $ 2,312,201
                                                 ===========    ===========    ===========


(A) Reflects the acquisition of certain assets of PCH Securities, Inc. in exchange for the issuance of 417,866 shares of the Company's common stock (par value $418) at an aggregate value of $1,000,000. The fair market value of the Company's shares on the closing date based on quoted price was $2.393 per share. Included in the assets acquired are identified intangibles consisting of the customer list of PCH and related employment agreement with Mr. Hurley. The excess of the purchase price has been allocated to goodwill.

                              DIRECTPLACEMENT, INC.
      CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)


                                     For the Year ended December 31, 2000
                                   -----------------------------------------
                                                   PCH Asset
                                   Historical     Acquisition     Pro Forma
                                   -----------    -----------    -----------

Revenues:
   Placement Fees                  $   240,000                   $   240,000
   Commissions and other income                       168,653(B)     168,653
   Data Service Revenues                73,200                        73,200
   Interest                                             3,952(B)       3,952
                                   -----------    -----------    -----------
Total Revenues                         313,200        172,605        485,805

Operating Expenses:
   Payroll Expenses/Commissions        441,910         36,390(B)     478,300
   Professional Fees                   154,489                       154,489
   Clearing and execution                              35,394(E)      35,394
   Depreciation & Amortization         134,846        118,891(C)     253,737
   General & Administrative            555,516        133,099(B)     688,615
                                   -----------    -----------    -----------

Total Operating Expenses             1,286,761        323,774      1,610,535

Operating Loss                        (973,561)      (151,169)    (1,124,730)
   Interest Expense, net               128,656         11,947        140,603
Loss Before Income Taxes            (1,102,217)      (163,116)    (1,265,333)
   Provision for income taxes            3,141                         3,141
                                   -----------    -----------    -----------
Net Loss                            (1,105,358)      (163,116)    (1,268,474)
                                   ===========    ===========    ===========

Loss per Share - Basic & Diluted   $     (0.93)                        (0.79)(D)

Weighted Average Number of Shares    1,191,736        417,866(D)   1,609,602


(B) Represents the actual revenues and expenses associated with the assets of PCH for the year ended December 31, 2000. From April 2000, Mr. Hurley's brokerage activities were conducted through another entity unrelated to PCH.
(C) Represents amortization of identified intangibles acquired from PCH calculated on a straight line basis over the estimated useful lives.
(D) Reflects the issuance of 417,866 shares of the Company's common stock as payments for the assets acquired as of the beginning of the period presented.
(E) Reflects actual clearing and execution expenses of PCH for the period presented net of $450,000 of non-recurring trading expenditures.

                              DIRECTPLACEMENT, INC.
      CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)


                                     For Nine Months ended September 30, 2001
                                    -----------------------------------------
                                                    PCH Asset
                                        DP         Acquisition     Pro Forma
                                    -----------    -----------    -----------
Revenues:
   Placement Fees                   $   806,684                   $   806,684
   Commissions and other income                            989(B)         989
   Data Service Revenues                414,282                       414,282
                                    -----------    -----------    -----------
Total Revenues                        1,220,966            989      1,221,955

Operating Expenses:
   Payroll Expenses/Commissions       1,035,022                     1,035,022
   Professional Fees                    481,528                       481,528
   Depreciation & Amortization          154,728         89,168(C)     243,896
   General & Administrative             500,739         16,553(B)     517,292
                                    -----------    -----------    -----------
Total Operating Expenses              2,172,017        105,721      2,277,738

Operating Loss                         (951,051)      (104,732)    (1,055,783)

   Interest Expense, net                187,896                       187,896
                                    -----------    -----------    -----------
Net Loss                             (1,138,947)      (104,732)    (1,243,679)
                                    ===========    ===========    ===========

Loss per Share - Basic & Diluted    $     (0.20)                  $     (0.20)

Weighted Average Number of Shares     5,775,485        417,866(D)   6,193,351


(B) Represents the actual revenues and expenses associated with the assets of PCH for the year ended December 31, 2000. From April 2000, Mr. Hurley's brokerage activities were conducted through another entity unrelated to PCH.
(C) Represents amortization of identified intangibles acquired from PCH calculated on a straight line basis over the estimated useful lives.
(D) Reflects the issuance of 417,866 shares of the Company's common stock as payments for the assets acquired as of the beginning of the period presented.